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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report, dated April 29, 1996, included in this Annual Report on Form 11-K for the year ended December 31, 1995, into the previously filed Form S-8 Registration Statement of the Tenneco Inc. Thrift Plan (File No. 33-61137).



                                          ARTHUR ANDERSEN LLP

Houston,Texas
June 24, 1996